UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): June 12, 2025

Black Stone Minerals, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 2020
Houston,	Texas	77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: Not Applicable (Former name or former address, if changed since last report)	(713)	445-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Adoption of LTIP

On June 12, 2025, the unitholders of Black Stone Minerals, L.P. (the “Partnership”) approved the adoption of the Black Stone Minerals, L.P. 2025 Long-Term Incentive Plan (the “2025 LTIP”) at the Partnership’s 2025 annual meeting of limited partners (the “Annual Meeting”) that was held on June 12, 2025. No further awards will be granted under the prior Black Stone Minerals, L.P. Long-Term Incentive Plan (as amended from time to time, the “Prior LTIP”), which expired on May 6, 2025, but which will continue to govern awards previously granted and still outstanding as of such expiration date.

The 2025 LTIP provides for the grant, from time to time, at the discretion of the Board of Directors (the “Board”) of Black Stone Minerals GP, L.L.C., the Partnership’s general partner (the “General Partner”), or a committee thereof, of unit options, unit appreciation rights, restricted units, phantom units, unit awards, DERs, cash awards, and other unit-based awards to non-employee directors of the General Partner, and certain employees and consultants of the General Partner and the Partnership’s affiliates.

The 2025 LTIP provides for the reservation of 6,700,000 of the Partnership’s common units. This number represents 3,188,093 common units available for awards under the Prior LTIP and an additional 3,511,907 common units newly reserved for the 2025 LTIP. If all or any portion of an award granted under the Prior LTIP that is outstanding as of May 6, 2025 (an “Existing Award”) expires or is cancelled, forfeited, exchanged, settled for cash or otherwise terminated without the actual delivery of units, any units subject to such Existing Award will again be available for new awards under the 2025 LTIP. Any units withheld or surrendered in payment of any taxes relating to Existing Awards will also be available again for new awards under the 2025 LTIP.

The description of the 2025 LTIP in this Report does not purport to be a complete description of all provisions of the 2025 LTIP and is qualified in its entirety by reference to the full text of the 2025 LTIP, which is filed herewith as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Departure of Carrie Clark

On June 17, 2025, the Board of the General Partner of the Partnership and Carrie Clark, Senior Vice President and Chief Commercial Officer of the General Partner, agreed that Ms. Clark would depart her current roles at the general partner effective June 17, 2025. Ms. Clark is expected to enter into a separation and release agreement with the Partnership.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Partnership held the Annual Meeting on June 12, 2025 via live webcast for the following purposes: (1) to elect directors to the Board, each to serve until the 2026 annual meeting of limited partners and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal, (2) to ratify the appointment of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2025, (3) to approve, on a non-binding advisory basis, the compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2024, and (4) to approve the adoption of the 2025 LTIP. Each of these items is more fully described in the Partnership’s proxy statement filed with the Securities and Exchange Commission on April 30, 2025.

Proposal 1 – Election of Directors

Each of the ten nominees for director was duly elected by the Partnership’s unitholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Carin M. Barth.............................................................	106,277,458	1,014,425	54,911,220
Thomas L. Carter, Jr.....................................................	105,986,370	1,305,513	54,911,220
D. Mark DeWalch........................................................	99,408,871	7,883,012	54,911,220
Jerry V. Kyle, Jr...........................................................	105,475,388	1,816,495	54,911,220
Michael C. Linn...........................................................	105,456,247	1,835,636	54,911,220
Ashley J. Longmaid......................................................	106,261,388	1,030,495	54,911,220
William N. Mathis........................................................	104,908,266	2,383,617	54,911,220
William E. Randall.......................................................	106,149,874	1,142,009	54,911,220
Alexander D. Stuart......................................................	105,413,586	1,878,297	54,911,220
James W. Whitehead.....................................................	105,629,389	1,662,494	54,911,220

Proposal 2 – Ratification of Appointment of the Partnership’s Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2025 was ratified by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
161,285,736	769,443	147,934	0

Proposal 3 – Approval, on a Non-binding Advisory Basis, of the Compensation of the General Partner’s Named Executive Officers

The compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2024 was approved, on a non-binding advisory basis, by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
103,253,552	2,980,654	1,057,677	54,911,220

Proposal 4 – Approval of the Adoption of the Black Stone Minerals, L.P. 2025 Long-Term Incentive Plan

The 2025 LTIP was approved by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
103,074,995	3,462,534	754,354	54,911,220

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Black Stone Minerals, L.P. 2025 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: June 17, 2025	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Black Stone Minerals, L.P. 2025 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
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